UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of Earliest Event Reported):	February 23, 2023

IES Holdings, Inc.

Delaware	001-13783	76-0542208
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

5433 Westheimer Road, Suite 500, Houston, Texas 77056
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (713) 860-1500

 Check the appropriate box below if the From 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):
☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Stock, par value $0.01 per share	IESC	NASDAQ Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.    Submission of Matters to a Vote of Security Holders.

On February 23, 2023, IES held its 2023 Annual Stockholders Meeting (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders (1) elected all of the Company’s nominees for Director, (2) ratified the appointment of Ernst & Young LLP as the Company’s certified public accountants for the fiscal year ending September 30, 2023, (3) approved, by advisory vote, the compensation of the Company’s named executive officers, as described in the proxy statement for the Annual Meeting, and (4) approved, by advisory vote, a one year frequency for the stockholders' advisory vote on the compensation of the Company's named executive officers.

(1)	Proposal One: Election of Directors to serve until the 2024 Annual Stockholders Meeting and until their successors are duly elected and qualified (or until their earlier death, resignation or removal). Each Director was elected as follows:

	NAME	FOR	WITHHELD	BROKER NON-VOTE
01—	Jennifer A. Baldock	15,952,445	1,381,213	1,808,017
02—	Todd M. Cleveland	15,211,395	2,122,263	1,808,017
03—	David B. Gendell	17,059,933	273,725	1,808,017
04—	Jeffrey L. Gendell	17,025,620	308,038	1,808,017
05—	Joe D. Koshkin	15,898,962	1,434,696	1,808,017
06—	Elizabeth D. Leykum	17,069,475	264,183	1,808,017

(2)	Proposal Two: Ratification of the appointment of Ernst & Young LLP as the Company’s certified public accountants for the Company for fiscal year 2023 was approved as follows:

19,076,708	30,373	34,594	N/A
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

(3)	Proposal Three: Approval, by advisory vote, of the compensation of the Company’s named executive officers, as described in the proxy statement for the Annual Meeting:

16,892,794	435,673	5,191	1,808,017
FOR	AGAINST	ABSTAIN	BROKER NON-VOTE

(4)	Proposal Four: Approval, by advisory vote, of the frequency of the stockholders' advisory vote on the compensation of the Company’s named executive officers. A one year frequency was approved as follows:

16,670,122	383	661,637	1,516	1,808,017
ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN	BROKER NON-VOTE
Based on these results, and consistent with the recommendation of the Company’s Board of Directors (the “Board”) with respect to this proposal, the Board has determined to hold an advisory vote on the compensation of the Company’s named executive officers on an annual basis, until the next advisory vote on the frequency of stockholder votes on the compensation of the Company's named executive officers.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit Number	Description
104 —	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IES HOLDINGS, INC.

Date:	February 24, 2023	By: /s/ Mary K. Newman
Name: Mary K. Newman
Title: General Counsel and Corporate Secretary